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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001

                      The Newhall Land and Farming Company
                              Employee Savings Plan

                      The Newhall Land and Farming Company
                       (a California Limited Partnership)
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)


         1-8885                                           95-3931727
(Commission File Number)                      (IRS Employer Identification No.)


                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 661-255-4000


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In conjunction with the engagement of Deloitte & Touche LLP and dismissal of KPMG LLP as The Newhall Land and Farming Company's principal accounting firm effective for the 2001 audit, Deloitte & Touche LLP was also engaged as the independent accountant for The Newhall Land and Farming Company Employee Savings Plan effective for the year ended December 31, 2000.

During the fiscal years ended December 31, 1998 and 1999, KPMG LLP's report on the financial statements for The Newhall Land and Farming Company Employee Savings Plan did not contain an adverse opinion, disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with KPMG LLP during the audits of the fiscal years ended December 31, 1998 and 1999 or any subsequent interim period preceding the change on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused KPMG LLP to make reference to the subject matter of the disagreements in the audit report if the disagreement had not been resolved to KPMG LLP's satisfaction. Further during this same period, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  The following exhibits are filed with this report.

              16    Letter from KPMG LLP concerning change in Certifying
                    Accountant.

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                                                                              2.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, The Newhall Land and Farming Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE NEWHALL LAND AND FARMING COMPANY
                                        EMPLOYEE SAVINGS PLAN

                                 By    The Newhall Land and Farming Company
                                        (a California Limited Partnership)
                                                   Plan Sponsor

                                 By    Newhall Management Limited Partnership,
                                               Managing General Partner

                                 By    Newhall Management Corporation,
                                          Managing General Partner




Date:  July 9, 2001              By   /s/ DONALD L. KIMBALL
                                      ------------------------------------------
                                      Donald L. Kimball
                                      Vice President - Finance and Controller
                                      Newhall Management Corporation


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                      THE NEWHALL LAND AND FARMING COMPANY


                                INDEX TO EXHIBITS

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Exhibit
Number        Description
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
16            Letter from KPMG LLP concerning change in Certifying Accountants.
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